UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-7972

Exact name of registrant as specified in charter:	Delaware Group Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Diversified Income Fund

January 31, 2007

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.06%
•Fannie Mae Whole Loan Series 2002-W11 AV1 5.66% 11/25/32	USD	72,838	$72,841
tFHLMC Structured Pass Through Securities Series T-30 A5 8.61% 12/25/30		792,135	784,748
Total Agency Asset-Backed Securities (cost $863,021)			857,589

Agency Collateralized Mortgage Obligations – 1.28%
Fannie Mae
Series 1992-51 H 5.00% 4/25/07		10,008	9,969
Series 1996-46 ZA 7.50% 11/25/26		187,792	193,683
Series 2002-90 A2 6.50% 11/25/42		536,004	544,041
Series 2003-122 AJ 4.50% 2/25/28		666,634	649,410
Series 2005-110 MB 5.50% 9/25/35		1,045,000	1,047,432
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39		39,067	40,656
Series 2001-T8 A2 9.50% 7/25/41		114,374	122,681
Series 2002-T4 A3 7.50% 12/25/41		483,071	500,107
Series 2004-T1 1A2 6.50% 1/25/44		207,785	211,610
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44		427,383	435,516
Series 2004-W11 1A2 6.50% 5/25/44		901,273	918,658
tFHLMC Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43		170,623	173,580
Freddie Mac
Series 1730 Z 7.00% 5/15/24		779,229	811,118
Series 2326 ZQ 6.50% 6/15/31		1,857,137	1,922,459
Series 2480 EH 6.00% 11/15/31		20,869	20,832
Series 2552 KB 4.25% 6/15/27		851,788	843,787
Series 2662 MA 4.50% 10/15/31		1,272,735	1,246,215
Series 2872 GC 5.00% 11/15/29		1,610,000	1,575,818
Series 2890 PC 5.00% 7/15/30		1,070,000	1,046,008
Series 2915 KP 5.00% 11/15/29		2,452,000	2,400,329
Series 3005 ED 5.00% 7/15/25		1,900,000	1,786,634
Series 3022 MB 5.00% 12/15/28		975,000	961,237
Series 3063 PC 5.00% 2/15/29		2,304,000	2,269,695
Total Agency Collateralized Mortgage Obligations (cost $20,016,400)			19,731,475

Agency Mortgage-Backed Securities – 4.89%
Fannie Mae
5.50% 1/1/13		1,417,240	1,413,822
6.50% 8/1/17		585,384	597,582
•Fannie Mae ARM
5.065% 8/1/35		1,548,271	1,522,252
5.256% 10/1/33		1,773,082	1,793,025
6.674% 11/1/24		5,651	5,680
Fannie Mae Relocation 15 yr 4.00% 9/1/20		3,084,793	2,883,554
Fannie Mae Relocation 30 yr
5.00% 11/1/33		440,460	426,680
5.00% 1/1/34		268,582	259,947
5.00% 8/1/34		414,070	400,880
5.00% 11/1/34		639,778	619,399
5.00% 4/1/35		1,530,759	1,480,192
5.00% 10/1/35		1,189,813	1,150,508
5.00% 1/1/36		2,025,491	1,958,582
Fannie Mae S.F. 15 yr 5.00% 9/1/20		23,187	22,691
Fannie Mae S.F. 15 yr TBA 6.00% 2/1/37		4,670,000	4,722,538
Fannie Mae S.F. 30 yr
5.50% 3/1/29		585,293	578,685
5.50% 4/1/29		494,085	488,507
7.50% 3/1/32		78,372	81,384
7.50% 4/1/32		87,106	90,453
7.50% 10/1/34		76,319	79,466

Fannie Mae S.F. 30 yr TBA
5.00% 2/1/37		5,220,000	5,009,571
5.50% 2/1/37		21,290,000	20,944,037
6.00% 2/15/37		17,550,000	17,615,812
6.50% 2/1/37		5,715,000	5,811,441
7.00% 2/15/37		170,000	174,197
Freddie Mac 7.00% 1/1/08		177,389	177,500
•Freddie Mac ARM
3.192% 12/1/33		2,132,198	2,147,579
5.015% 4/1/34		170,563	173,006
Freddie Mac Relocation 30 yr 5.00% 9/1/33		284,714	276,784
Freddie Mac S.F. 15 yr 4.00% 2/1/14		100,044	96,397
Freddie Mac S.F. 30 yr TBA 6.00% 2/15/37		2,540,000	2,550,317
GNMA I S.F. 30 yr
7.50% 10/15/30		5,503	5,744
7.50% 2/15/32		1,467	1,531
9.50% 9/15/17		9,044	9,820
10.00% 7/15/17		4,929	5,433
Total Agency Mortgage-Backed Securities (cost $76,019,970)			75,574,996

Agency Obligations – 3.39%
Fannie Mae
5.00% 9/15/08		3,000,000	2,993,706
6.375% 8/15/07	AUD	2,986,000	2,317,120
Federal Farm Credit Bank 5.125% 8/25/16	USD	1,935,000	1,939,719
Federal Home Loan Bank System
4.875% 11/27/13		12,700,000	12,562,651
5.375% 8/19/11		6,090,000	6,174,206
^Financing Corporation Interest Strip
CPN 4.79% 4/6/12		1,928,000	1,494,994
CPN 4.797% 5/2/12		365,000	282,609
CPN 4.901% 10/6/12		1,608,000	1,210,443
CPN 4.948% 10/6/14		1,923,000	1,304,202
CPN 5.101% 10/6/11		355,000	281,277
CPN 5.101% 2/3/12		50,000	38,956
CPN 5.175% 3/26/12		880,000	682,707
CPN 5.213% 10/6/15		640,000	411,565
CPN 5.259% 5/30/16		385,000	238,836
CPN 1 5.093% 11/11/11		173,000	136,387
CPN 1 5.162% 5/11/12		1,000,000	773,887
CPN 1 5.283% 5/11/15		1,270,000	834,394
CPN 1 5.407% 11/11/17		2,230,000	1,275,839
CPN 4 5.213% 10/6/15		640,000	411,565
CPN 7 5.097% 8/3/13		10,000	7,222
CPN 12 5.10% 12/6/11		2,000,000	1,571,086
CPN 13 5.161% 12/27/12		300,000	223,138
CPN 13 5.208% 6/27/13		1,265,000	917,276
CPN 13 5.366% 12/27/16		1,140,000	685,890
CPN 15 4.907% 9/7/13		2,550,000	1,832,728
CPN 15 5.299% 3/7/16		2,325,000	1,460,853
CPN 17 5.352% 4/5/13		125,000	91,653
CPN 19 5.352% 6/6/13		400,000	290,733
CPN A 5.098% 8/8/15		480,000	311,506
CPN A 5.099% 2/8/15		480,000	319,781
CPN C 5.099% 5/30/15		25,000	16,381
CPN D 5.116% 9/26/11		2,200,000	1,745,621
CPN D 5.119% 9/26/10		1,900,000	1,583,308
Freddie Mac
4.75% 1/19/16		335,000	326,303
5.50% 7/18/16		5,515,000	5,666,828
Total Agency Obligations (cost $52,043,911)			52,415,370

Collateralized Debt Obligations – 0.03%
=@#Alliance Capital Funding CBO Series 1 A3 144A 5.84% 2/15/10		6,054	6,054
=@•Merrill Lynch CBO VII Series 1997-C3A A 5.741% 3/23/08		140,578	5,763
=@#Putnam CBO II Series 1A A1 144A 6.875% 11/8/09		1,422	1,422
=@#Travelers Funding CBO Series 1A A2 144A 6.35% 2/18/14		500,000	502,045
Total Collateralized Debt Obligations (cost $607,596)			515,284

Commercial Mortgage-Backed Securities – 1.89%
Bank of America Commercial Mortgage Securities
•Series 2006-3 A4 5.889% 7/10/44		1,175,000	1,204,177
Series 2006-4 A4 5.634% 7/10/46		980,000	987,296
#Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16		1,355,000	1,344,994
tCommercial Mortgage Pass Through Certificates
#Series 2001-J1A A2 144A 6.457% 2/14/34		1,015,477	1,045,164
Series 2006-C7 A2 5.69% 6/10/46		805,000	812,655
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.555% 2/15/39		445,000	446,635
#Crown Castle Towers 144A
Series 2005-1A C 5.074% 6/15/35		645,000	633,595
Series 2006-1A B 5.362% 11/15/36		1,055,000	1,047,622
#First Union National Bank Commercial Mortgage Series 2001-C2 L 144A 6.46% 1/12/43		1,165,000	1,170,641
GE Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35		3,840,000	3,981,071
GS Mortgage Securities II
Series 2006-GG8 A4 5.56% 11/10/39		1,180,000	1,183,120
•#Series 2006-RR2 A1 144A 5.694% 6/23/46		1,030,000	1,030,187
•#Series 2006-RR3 A1S 144A 5.659% 7/18/56		1,865,000	1,872,945
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37		2,630,000	2,626,028
Series 2002-C2 A2 5.05% 12/12/34		2,510,000	2,461,432
Series 2003-C1 A2 4.985% 1/12/37		335,000	327,291
•#Series 2006-RR1A A1 144A 5.455% 10/18/52		925,000	918,784
LB-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31		940,000	982,422
#Merrill Lynch Mortgage Trust 144A
Series 2005-GGP1 E 4.33% 11/15/10		315,000	312,050
Series 2005-GGP1 F 4.35% 11/15/10		290,000	287,198
#Morgan Stanley Capital I Series 1999-FNV1 G 144A 6.12% 3/15/31		455,000	457,666
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.326% 2/15/33		185,000	194,868
#Tower 144A
Series 2004-2A A 4.232% 12/15/14		695,000	673,711
Series 2006-1 B 5.588% 2/15/36		545,000	544,897
Series 2006-1 C 5.707% 2/15/36		835,000	834,849
Wachovia Bank Commercial Mortgage Trust Series 2006-C28 A2 5.50% 10/15/48		1,780,000	1,782,737
Total Commercial Mortgage-Backed Securities (cost $29,767,720)			29,164,035

Convertible Bonds – 0.12%
Ford Motor 4.25% 12/15/36 exercise price $9.20, expiration date 12/15/36		1,625,000	1,852,500
†Mirant (Escrow) 2.50% 6/15/21 exercise price $67.95, expiration date 6/15/21		695,000	0
Total Convertible Bonds (cost $1,679,750)			1,852,500

Corporate Bonds – 43.65%
Banking – 5.26%
BAC Capital Trust XI 6.625% 5/23/36		390,000	417,190
#Banco Macro 144A
8.50% 2/1/17		2,325,000	2,325,000
•9.75% 12/18/36		1,685,000	1,722,913
•#Banco Mercantil del Norte 144A 6.862% 10/13/21		1,125,000	1,141,398
#Bank of Moscow 144A 7.335% 5/13/13		1,120,000	1,171,699
•#Barclays Bank 144A
7.375% 6/29/49	USD	1,030,000	1,107,989
10.00% 1/6/10	BRL	17,943,000	7,942,377
Citigroup
0.80% 10/30/08	JPY	275,200,000	2,280,480
6.125% 8/25/36	USD	1,240,000	1,277,871
Credit Suisse USA 6.125% 11/15/11		450,000	465,545
Depfa Bank 20.00% 11/19/07	TRY	17,200,000	12,211,816
^Dresdner Bank AG 0.00% 1/24/08	RUB	12,473,000	11,740,210
First Union Institutional Capital II 7.85% 1/1/27	USD	3,065,000	3,189,062
Fortis Capital series A 6.25% 6/29/49	EUR	1,600,000	2,165,135
•#HBOS 144A 5.92% 9/29/49	USD	1,000,000	979,662
•#ICICI Bank 144A 6.375% 4/30/22		1,130,000	1,124,527
Kazkommerts International 8.00% 11/3/15		1,295,000	1,317,145
•#KBC Bank Funding Trust III 144A 9.86% 11/29/49		580,000	641,965
#Majapahit Holding 144A 7.75% 10/17/16		1,515,000	1,594,538
•MUFG Capital Finance 6.346% 7/29/49		1,105,000	1,116,458
Popular North America
4.25% 4/1/08		1,075,000	1,057,670
•5.76% 4/6/09		1,030,000	1,033,537

Popular North America Capital Trust I 6.564% 9/15/34		760,000	749,824
•#Rabobank Capital Funding II 144A 5.26% 12/29/49		765,000	746,085
•RBS Capital Trust I 4.709% 12/29/49		700,000	662,488
•Resona Bank
4.125% 9/29/49	EUR	1,450,000	1,818,338
#144A 5.85% 9/29/49	USD	1,955,000	1,903,707
•#Resona Preferred Global Securities 144A 7.191% 12/29/49		2,900,000	3,037,686
#Russian Standard Bank 144A 8.625% 5/5/11		665,000	668,525
•#Shinsei Finance II 144A 7.16% 07/29/49		610,000	618,960
Sovereign Capital Trust VI 7.908% 6/13/36		955,000	1,067,212
#TuranAlem Finance 144A
•6.735% 1/22/09		1,130,000	1,134,238
7.75% 4/25/13		1,437,000	1,440,593
Vneshtorgbank
4.25% 2/15/16	EUR	1,735,000	2,216,054
•#144A 5.97% 8/1/08	USD	315,000	315,709
•Wachovia Capital Trust III 5.80% 8/29/49		1,650,000	1,662,878
WM Covered Bond Program 3.875% 9/27/11	EUR	4,000,000	5,132,467
			81,198,951
Basic Industry – 4.37%
AK Steel 7.875% 2/15/09	USD	1,650,000	1,658,250
Alrosa Finance
8.875% 11/17/14		1,484,000	1,697,102
@#144A 8.875% 11/17/14		1,030,000	1,178,526
Barrick Gold Finance 7.50% 5/1/07		365,000	366,766
#Berry Plastics Holding 144A 8.875% 9/15/14		1,575,000	1,634,063
Bowater
9.00% 8/1/09		2,415,000	2,559,900
9.50% 10/15/12		1,850,000	1,956,375
Donohue Forest Products 7.625% 5/15/07		1,805,000	1,814,025
EvrazSecurities 10.875% 8/3/09		1,600,000	1,756,512
Georgia-Pacific
8.875% 5/15/31		4,470,000	4,749,375
9.50% 12/1/11		1,025,000	1,132,625
#144A 7.00% 1/15/15		1,400,000	1,400,000
#Hexion Finance 144A 9.75% 11/15/14		2,100,000	2,205,000
Ispat Inland 9.75% 4/1/14		246,000	274,764
Lubrizol 4.625% 10/1/09		1,520,000	1,487,144
Lyondell Chemical
8.00% 9/15/14		1,525,000	1,593,625
8.25% 9/15/16		1,575,000	1,677,375
10.50% 6/1/13		175,000	194,031
#Momentive Performance Materials 144A 9.75% 12/1/14		1,650,000	1,699,500
#Nell AF Sarl 144A 8.375% 8/15/15		1,670,000	1,732,625
NewPage 10.00% 5/1/12		1,800,000	1,971,000
Norske Skog Canada 8.625% 6/15/11		3,150,000	3,252,375
#Norske Skogindustrier 144A 7.125% 10/15/33		1,820,000	1,717,543
‡#Port Townsend Paper 144A 11.00% 4/15/11		1,970,000	1,585,850
Potlatch 13.00% 12/1/09		1,962,000	2,256,985
#Sappi Papier Holding 144A
6.75% 6/15/12		965,000	967,079
7.50% 6/15/32		2,865,000	2,724,864
‡Solutia 6.72% 10/15/37		2,220,000	2,131,200
Southern Copper 7.50% 7/27/35		380,000	406,432
#Stora Enso 144A 7.25% 4/15/36		1,395,000	1,455,791
Tembec Industries 8.625% 6/30/09		6,220,000	5,224,800
#Tube City IMS 144A 9.75% 2/1/15		1,500,000	1,545,000
Vale Overseas
6.25% 1/23/17		2,940,000	2,952,877
6.875% 11/21/36		4,060,000	4,142,260
Weyerhaeuser 7.375% 3/15/32		1,260,000	1,342,701
Witco 6.875% 2/1/26		1,245,000	1,076,925
			67,521,265
Brokerage – 0.93%
•Ameriprise Financial 7.518% 6/1/66		1,335,000	1,460,075
Amvescap 4.50% 12/15/09		1,740,000	1,692,942
E Trade Financial 8.00% 6/15/11		2,400,000	2,517,000
Goldman Sachs Group 6.345% 2/15/34		1,030,000	1,031,298
LaBranche
9.50% 5/15/09		1,250,000	1,318,750
11.00% 5/15/12		2,950,000	3,193,374

Merrill Lynch
•2.11% 3/12/07	775,000	773,985
6.05% 5/16/16	1,020,000	1,049,206
6.11% 1/29/37	775,000	768,152
6.22% 9/15/26	535,000	544,858
		14,349,640
Capital Goods – 2.05%
#Ahern Rentals 144A 9.25% 8/15/13	1,150,000	1,203,188
#Aleris International 144A 10.00% 12/15/16	2,875,000	2,990,000
Allied Waste North America 9.25% 9/1/12	300,000	319,125
Armor Holdings 8.25% 8/15/13	1,525,000	1,601,250
Baldor Electric 8.625% 2/15/17	625,000	648,438
Building Materials America 8.00% 10/15/07	850,000	865,555
Casella Waste Systems 9.75% 2/1/13	3,450,000	3,639,749
Caterpillar 6.05% 8/15/36	770,000	787,675
CPG International I 10.50% 7/1/13	1,050,000	1,099,875
#Esco 144A 8.625% 12/15/13	1,000,000	1,035,000
General Electric 5.00% 2/1/13	1,180,000	1,162,312
Geo Subordinate 11.00% 5/15/12	1,725,000	1,668,938
Graham Packaging 9.875% 10/15/14	2,875,000	2,975,625
Interface 10.375% 2/1/10	2,150,000	2,386,500
Intertape Polymer 8.50% 8/1/14	1,600,000	1,472,000
¶NTK Holdings 10.75% 3/1/14	1,325,000	980,500
#Penhall International 144A 12.00% 8/1/14	1,050,000	1,152,375
#Rental Services 144A 9.50% 12/1/14	2,525,000	2,651,250
#Siemens Finance 144A 6.125% 8/17/26	975,000	993,394
WCA Waste 9.25% 6/15/14	1,955,000	2,042,975
		31,675,724
Communications – 6.54%
µAdelphia Communications 8.125% 4/1/07	1,075,000	1,104,563
America Movil 6.375% 3/1/35	1,125,000	1,092,137
American Tower 7.125% 10/15/12	1,690,000	1,755,488
American Towers 7.25% 12/1/11	575,000	597,281
AT&T
7.30% 11/15/11	1,055,000	1,141,391
8.00% 11/15/31	1,235,000	1,536,397
BellSouth 4.20% 9/15/09	580,000	563,862
British Telecommunications 9.125% 12/15/30	955,000	1,312,509
#Broadview Networks Holdings 144A 11.375% 9/1/12	1,410,000	1,480,500
CCH I Holdings 13.50% 1/15/14	2,725,000	2,711,375
µCentury Communications 9.50% 4/1/07	7,875,000	9,942,187
Charter Communication Holdings 13.50% 1/15/11	4,450,000	4,449,999
Cincinnati Bell 8.375% 1/15/14	725,000	746,750
#CMP Susquehanna 144A 9.875% 5/15/14	1,050,000	1,081,500
Comcast
•5.66% 7/14/09	1,200,000	1,203,682
6.45% 3/15/37	705,000	709,619
6.50% 11/15/35	1,170,000	1,188,248
Cox Communications 4.625% 1/15/10	585,000	572,141
#Cricket Communications 144A 9.375% 11/1/14	1,850,000	1,951,750
Dex Media West 9.875% 8/15/13	1,839,000	2,009,108
#Digicel Limited 144A 9.25% 9/1/12	3,535,000	3,800,125
GTE California 7.65% 3/15/07	2,065,000	2,069,403
•#Hellas Telecommunication II 144A 11.115% 1/15/15	1,800,000	1,849,500
Hughes Network Systems/Finance 9.50% 4/15/14	4,150,000	4,409,374
¶Inmarsat Finance 10.375% 11/15/12	3,300,000	3,077,250
Insight Communications 12.25% 2/15/11	975,000	1,020,094
Insight Midwest Capital 9.75% 10/1/09	1,425,000	1,453,500
Level 3 Communications 11.50% 3/1/10	1,675,000	1,813,188
#Level 3 Financing 144A 9.25% 11/1/14	850,000	873,375
Mediacom Broadband 8.50% 10/15/15	190,000	193,325
Mediacom Capital 9.50% 1/15/13	5,400,000	5,575,499
#MetroPCS Wireless 144A 9.25% 11/1/14	825,000	862,125
#Pakistan Mobile Communications 144A 8.625% 11/13/13	3,395,000	3,564,750
#Quebecor World 144A 9.75% 1/15/15	1,700,000	1,782,875
Qwest
7.50% 10/1/14	2,250,000	2,399,063
•8.61% 6/15/13	1,255,000	1,374,225

Rural Cellular
9.875% 2/1/10		1,390,000	1,480,350
•11.121% 11/1/12		720,000	756,000
Sprint Capital
6.875% 11/15/28		500,000	499,089
7.625% 1/30/11		1,190,000	1,271,823
8.75% 3/15/32		285,000	339,327
Telecom Italia Capital
4.00% 1/15/10		1,510,000	1,445,641
•5.97% 7/18/11		1,425,000	1,428,135
7.20% 7/18/36		1,395,000	1,429,530
Telefonica Emisones
•5.665% 6/19/09		915,000	916,887
5.984% 6/20/11		1,005,000	1,021,934
6.421% 6/20/16		415,000	430,092
7.045% 6/20/36		350,000	377,735
Telefonos de Mexico 4.50% 11/19/08		1,180,000	1,163,436
THOMSON 5.75% 2/1/08		205,000	205,419
Time Warner 5.50% 11/15/11		965,000	963,630
Time Warner Entertainment 8.375% 3/15/23		670,000	789,029
Triton PCS
8.50% 6/1/13		3,000,000	3,075,000
9.375% 2/1/11		3,850,000	3,984,750
•US LEC 13.87% 10/1/09		900,000	957,375
Vertis 10.875% 6/15/09		2,400,000	2,448,000
Viacom 5.75% 4/30/11		835,000	836,685
Vimpel Communications
8.25% 5/23/16		1,595,000	1,686,473
#144A 8.25% 5/23/16		200,000	211,260
			100,985,758
Consumer Cyclical – 6.84%
Accuride 8.50% 2/1/15		1,250,000	1,225,000
Boyd Gaming 8.75% 4/15/12		2,475,000	2,601,844
Brickman Group 11.75% 12/15/09		575,000	610,219
Carrols 9.00% 1/15/13		1,625,000	1,681,875
Corrections Corporation of America 7.50% 5/1/11		1,900,000	1,959,375
•DaimlerChrysler North America Holdings 5.82% 8/3/09		2,905,000	2,913,677
Denny's 10.00% 10/1/12		1,475,000	1,576,406
Ford Motor
7.45% 7/16/31		2,290,000	1,869,213
7.70% 5/15/97		700,000	533,750
Ford Motor Credit
5.75% 1/12/09	EUR	2,843,000	3,752,720
7.375% 10/28/09	USD	1,550,000	1,560,773
8.00% 12/15/16		845,000	831,070
•9.415% 1/13/12		1,910,000	1,920,176
9.875% 8/10/11		5,755,000	6,167,425
#144A 9.75% 9/15/10		1,220,000	1,302,362
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		4,991,000	5,427,712
Gaylord Entertainment 8.00% 11/15/13		2,300,000	2,369,000
General Motors 8.375% 7/15/33		5,500,000	5,204,375
GMAC
4.75% 9/14/09	EUR	2,823,000	3,666,833
5.375% 6/6/11	EUR	1,811,000	2,384,629
6.125% 3/15/07	EUR	1,348,000	1,759,976
6.875% 9/15/11	USD	6,145,000	6,242,459
8.00% 11/1/31		1,735,000	1,958,534
#Goodyear Tire & Rubber 144A 8.625% 12/1/11		775,000	819,563
Harrah's Operating
5.625% 6/1/15		625,000	543,354
6.50% 6/1/16		4,180,000	3,812,511
Home Depot 5.875% 12/16/36		1,815,000	1,774,894
Landry's Restaurant 7.50% 12/15/14		1,225,000	1,212,750
Lodgenet Entertainment 9.50% 6/15/13		3,175,000	3,421,063
Majestic Star Casino 9.50% 10/15/10		2,225,000	2,336,250
Mandalay Resort Group
9.375% 2/15/10		2,150,000	2,303,188
9.50% 8/1/08		1,575,000	1,663,594
MGM MIRAGE 7.625% 1/15/17		950,000	960,688

#Michaels Stores 144A 11.375% 11/1/16		1,815,000	1,969,275
Neiman Marcus Group
10.375% 10/15/15		1,820,000	2,042,950
PIK 9.00% 10/15/15		1,635,000	1,798,500
NPC International 9.50% 5/1/14		1,925,000	1,992,375
O'Charleys 9.00% 11/1/13		1,125,000	1,186,875
Penney (J.C.)
7.375% 8/15/08		700,000	715,072
7.625% 3/1/97		290,000	298,578
8.125% 4/1/27		795,000	816,631
#Pokagon Gaming Authority 144A 10.375% 6/15/14		2,350,000	2,590,875
Procter & Gamble 2.00% 6/21/10	JPY	267,000,000	2,277,437
¶Town Sports International 11.00% 2/1/14	USD	1,175,000	1,045,750
True Temper Sports 8.375% 9/15/11		1,750,000	1,478,750
•Viacom 5.711% 6/16/09		820,000	823,328
Visteon 8.25% 8/1/10		645,000	648,225
#Vitro 144A
8.625% 2/1/12		1,135,000	1,152,025
9.125% 2/1/17		1,425,000	1,446,375
Wheeling Island Gaming 10.125% 12/15/09		2,850,000	2,910,563
WMG Acquisition 7.375% 4/15/14		2,100,000	2,079,000
			105,639,842
Consumer Non-Cyclical – 3.19%
AmerisourceBergen 5.875% 9/15/15		1,510,000	1,462,282
#Aramark 144A
8.50% 2/1/15		2,175,000	2,237,531
•8.86% 2/1/15		425,000	435,625
Boston Scientifc 6.40% 6/15/16		1,045,000	1,063,655
Constellation Brands 8.125% 1/15/12		1,800,000	1,881,000
#Cooper 144A 7.125% 2/15/15		2,525,000	2,562,875
Cott Beverages 8.00% 12/15/11		1,925,000	1,977,938
CRC Health 10.75% 2/1/16		2,100,000	2,304,750
#Elan Finance 144A 8.875% 12/1/13		1,950,000	1,940,250
HCA
6.50% 2/15/16		4,805,000	4,072,237
#144A 9.125% 11/15/14		510,000	543,788
#144A 9.25% 11/15/16		915,000	974,475
#Healthsouth 144A 10.75% 6/15/16		4,130,000	4,558,487
Ingles Markets 8.875% 12/1/11		1,975,000	2,071,281
Kraft Foods 6.50% 11/1/31		400,000	425,832
Medco Health Solutions 7.25% 8/15/13		1,505,000	1,600,692
#Miller Brewing 144A 4.25% 8/15/08		685,000	672,519
National Beef Packing 10.50% 8/1/11		2,200,000	2,332,000
Pilgrim's Pride
8.375% 5/1/17		3,650,000	3,613,500
9.625% 9/15/11		1,495,000	1,569,750
Reynolds American 6.50% 6/1/07		555,000	556,206
Swift 12.50% 1/1/10		1,675,000	1,754,563
US Oncology
9.00% 8/15/12		525,000	559,125
10.75% 8/15/14		2,275,000	2,536,625
UST 6.625% 7/15/12		265,000	277,889
¶Vanguard Health Holding 11.25% 10/1/15		4,300,000	3,472,250
#Wimar Opco Finance 144A 9.625% 12/15/14		750,000	749,063
Wyeth 5.50% 2/1/14		1,025,000	1,024,698
			49,230,886
Electric – 2.01%
Avista 9.75% 6/1/08		1,128,000	1,185,863
‡#Calpine 144A 8.496% 7/15/07		948,175	1,028,770
#Cia Energetica de Sao Paulo 144A 9.75% 1/15/15	BRL	2,850,000	1,358,549
Dominion Resources
5.687% 5/15/08	USD	1,520,000	1,522,835
•6.30% 9/30/66		1,190,000	1,199,731
Duke Capital 5.668% 8/15/14		615,000	601,546
Elwood Energy 8.159% 7/5/26		1,671,631	1,771,775
FPL Group Capital 5.625% 9/1/11		925,000	933,552
Hydro Quebec 10.50% 10/15/21	CAD	855,000	1,169,401
Midwest Generation
8.30% 7/2/09	USD	1,230,471	1,264,309
8.75% 5/1/34		1,695,000	1,839,075

Mirant Americas Generation 8.30% 5/1/11		2,420,000	2,480,499
Mirant North America 7.375% 12/31/13		2,000,000	2,050,000
Oncor Electric Delivery 7.00% 9/1/22		1,310,000	1,405,468
Orion Power Holdings 12.00% 5/1/10		1,800,000	2,074,500
Pepco Holdings
5.50% 8/15/07		1,515,000	1,514,550
•5.994% 6/1/10		1,025,000	1,027,392
#Power Contract Financing 144A 6.256% 2/1/10		748,263	751,612
PSEG Energy Holdings 8.625% 2/15/08		12,000	12,315
Southern Capital Funding 5.30% 2/1/07		630,000	630,000
#TAQA 144A
5.875% 10/27/16		980,000	980,328
6.50% 10/27/36		3,745,000	3,814,147
#Tenaska Alabama Partners 144A 7.00% 6/30/21		384,474	387,030
Xcel Energy 6.50% 7/1/36		70,000	73,406
			31,076,653
Energy – 2.10%
Anadarko Petroleum 5.95% 9/15/16		410,000	407,162
Bluewater Finance 10.25% 2/15/12		990,000	1,041,975
#Canadian Oil Sands 144A 4.80% 8/10/09		515,000	504,411
Chesapeake Energy 6.625% 6.625% 1/15/16		2,575,000	2,517,063
Compton Petroleum Finance 7.625% 12/1/13		2,750,000	2,640,000
Gazprom
4.56% 12/9/12	EUR	2,800,000	3,572,815
#144A 6.212% 11/22/16	USD	1,120,000	1,107,680
#Hilcorp Energy I 144A
7.75% 11/1/15		400,000	397,000
9.00% 6/1/16		1,500,000	1,597,500
10.50% 9/1/10		1,500,000	1,614,375
Mariner Energy 7.50% 4/15/13		1,205,000	1,174,875
#OPTI Canada 144A 8.25% 12/15/14		1,225,000	1,286,250
#Pan American Energy 144A 7.75% 2/9/12		1,345,000	1,387,031
PetroHawk Energy 9.125% 7/15/13		2,875,000	2,990,000
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16		1,285,000	1,279,956
5.838% 9/30/27		435,000	412,597
#Regency Energy Partners 144A 8.375% 12/15/13		2,750,000	2,770,625
•Secunda International 13.36% 9/1/12		1,145,000	1,196,525
#Stallion Oilfield Services/Finance 144A 9.75% 2/1/15		1,800,000	1,818,000
#TNK-BP Finance 144A 7.50% 7/18/16		1,220,000	1,276,974
Valero Energy 6.125% 4/15/07		340,000	340,178
Weatherford International 4.95% 10/15/13		290,000	275,702
Whiting Petroleum 7.25% 5/1/13		870,000	867,825
			32,476,519
Finance Companies – 3.04%
•American Express 6.80% 9/1/66		670,000	715,654
American General Finance 4.875% 7/15/12		2,025,000	1,967,468
#Buffalo Thunder Development Authority 144A 9.375% 12/15/14		1,425,000	1,455,281
#CenterCredit International 144A 5.625% 1/30/14		1,130,000	1,108,530
#Cosan Finance 144A 7.00% 2/1/17		3,390,000	3,339,150
GE Capital UK Funding 4.625% 1/18/16	GBP	903,000	1,649,619
General Electric Capital 5.125% 1/28/14	SEK	18,000,000	2,693,580
#Idearc 144A 8.00% 11/15/16	USD	1,800,000	1,838,250
International Lease Finance 4.625% 6/2/08		505,000	499,813
#ISA Capital do Brasil 144A 8.80% 1/30/17		2,830,000	2,917,730
JP Morgan Chase Capital
XVIII 6.95% 8/17/36		1,050,000	1,129,093
XX 6.55% 9/29/36		185,000	189,648
•Lehman Brothers Capital Funding III 3.875% 2/28/49	EUR	1,450,000	1,830,773
^#tPeru Enhanced Pass Through Finance 144A 3.936% 5/31/18	USD	2,815,000	1,850,863
#Privatbank 144A 8.00% 2/6/12		3,405,000	3,404,591
Red Arrow International 8.375% 3/31/12	RUB	197,280,556	7,694,772
Residential Capital
5.125% 5/17/12	EUR	145,000	188,903
•5.85% 6/9/08	USD	1,145,000	1,143,391
6.00% 2/22/11		1,005,000	1,000,518
6.125% 11/21/08		1,860,000	1,866,956
6.375% 6/30/10		933,000	941,502
6.50% 4/17/13		1,600,000	1,616,906
6.875% 6/30/15		540,000	554,840
•#144A 7.19% 4/17/09		1,425,000	1,430,784

#Snoqualmie Entertainment Authority 144A 9.125% 2/1/15		675,000	686,813
•Standard Chartered Capital Trust I 8.16% 3/29/49	EUR	1,555,000	2,238,906
•#Xstrata Finance 144A 5.724% 11/13/09	USD	920,000	921,071
			46,875,405
Finance - Other – 0.15%
FTI Consulting 7.625% 6/15/13		2,325,000	2,391,844
			2,391,844

Industrial - Other – 0.54%
Adesa 7.625% 6/15/12		2,075,000	2,147,624
#Mobile Services Group 144A 9.75% 8/1/14		1,125,000	1,189,688
Mueller Group 10.00% 5/1/12		682,000	739,970
#RBS Global & Rexnord 144A
9.50% 8/1/14		955,000	993,200
11.75% 8/1/16		1,175,000	1,248,438
Trimas 9.875% 6/15/12		1,975,000	1,989,813
			8,308,733
Insurance – 2.03%
ASIF III Jersey 0.95% 7/15/09	JPY	276,000,000	2,283,809
•#Catlin Insurance 144A 7.249% 12/31/49	USD	700,000	708,352
#Farmers Exchange Capital 144A 7.05% 7/15/28		1,955,000	2,027,622
#Farmers Insurance Exchange 144A
6.00% 8/1/14		270,000	265,695
8.625% 5/1/24		345,000	410,257
•#Financial Security Assurance 144A 6.40% 12/15/66		705,000	708,679
•#Great West Life & Annuity Insurance 144A 7.153% 5/16/46		680,000	720,742
Marsh & McLennan
5.15% 9/15/10		1,195,000	1,179,287
5.375% 3/15/07		1,165,000	1,164,812
•5.50% 7/13/07		1,385,000	1,385,241
MetLife
5.00% 6/15/15		530,000	511,278
6.40% 12/15/36		1,995,000	2,005,412
#Metropolitan Life Global Funding I 144A 4.25% 7/30/09		1,394,000	1,357,339
Montpelier Re 6.125% 8/15/13		835,000	812,449
#Nationwide Mutual Insurance 144A 7.875% 4/1/33		1,210,000	1,434,157
#Nippon Life Insurance 144A 4.875% 8/9/10		2,150,000	2,098,050
•t#North Front Pass Through Trust 144A 5.81% 12/15/24		1,865,000	1,825,889
Safeco Capital Trust I 8.072% 7/15/37		940,000	982,559
St. Paul Travelers 5.01% 8/16/07		855,000	852,314
t#Stingray Pass Through Trust 144A 5.902% 1/12/15		1,100,000	1,001,000
#Sul America Participacoes 144A 8.625% 2/15/12		2,275,000	2,252,250
•t#Twin Reefs Pass Through Trust 144A 6.32% 12/31/49		1,800,000	1,806,320
WellPoint
4.25% 12/15/09		505,000	489,823
5.85% 1/15/36		410,000	399,663
Willis North America
5.125% 7/15/10		795,000	773,159
5.625% 7/15/15		505,000	484,032
•#ZFS Finance Trust II 144A 6.45% 12/15/65		1,340,000	1,359,687
			31,299,877
Natural Gas – 0.88%
El Paso Natural Gas 7.625% 8/1/10		2,165,000	2,262,425
#El Paso Performance Linked Trust 144A 7.75% 7/15/11		1,000,000	1,045,000
El Paso Production Holding 7.75% 6/1/13		875,000	910,000
Enterprise Products Operating
4.00% 10/15/07		430,000	425,191
4.625% 10/15/09		1,290,000	1,261,607
•8.375% 8/1/66		2,285,000	2,500,325
Inergy Finance
6.875% 12/15/14		525,000	510,563
8.25% 3/1/16		400,000	415,000
Kinder Morgan Finance 5.35% 1/5/11		1,505,000	1,475,163
Oneok 5.51% 2/16/08		1,245,000	1,243,823
•Sempra Energy 5.845% 5/21/08		370,000	370,783
Valero Logistics Operations 6.05% 3/15/13		1,220,000	1,229,345
			13,649,225

Real Estate – 0.67%
American Real Estate Partners 8.125% 6/1/12		1,475,000	1,522,938
BF Saul REIT 7.50% 3/1/14		1,704,000	1,746,600
Developers Diversified Realty
4.625% 8/1/10		290,000	281,906
5.25% 4/15/11		400,000	394,893
5.375% 10/15/12		1,515,000	1,494,414
#Greentown China 144A 9.00% 11/8/13		2,240,000	2,282,000
HRPT Properties Trust 5.75% 2/15/14		995,000	992,495
Rouse 7.20% 9/15/12		1,000,000	1,036,999
#Shimao Property Holdings 144A 8.00% 12/1/16		600,000	607,500
			10,359,745
Technology – 1.40%
#Freescale Semiconductor 144A 10.125% 12/15/16		6,005,000	6,005,000
International Business Machine 4.00% 11/11/11	EUR	2,700,000	3,472,770
MagnaChip Semiconductor 8.00% 12/15/14	USD	4,350,000	2,740,500
#NXP Funding 144A 9.50% 10/15/15		1,100,000	1,142,625
#Open Solutions 144A 9.75% 2/1/15		2,600,000	2,665,000
Solectron Global Finance 8.00% 3/15/16		925,000	929,625
Sungard Data Systems 10.25% 8/15/15		3,205,000	3,461,400
#UGS Capital II PIK 144A 10.348% 6/1/11		1,150,583	1,176,471
			21,593,391
Transportation – 1.65%
American Airlines
6.817% 5/23/11		990,000	994,950
6.977% 5/23/21		389,754	384,882
7.377% 5/23/19		1,603,247	1,587,214
American Commercial Lines 9.50% 2/15/15		1,025,000	1,187,719
Continental Airlines 6.503% 6/15/11		1,370,000	1,409,388
#Erac USA Finance 144A
5.30% 11/15/08		100,000	99,318
7.35% 6/15/08		1,375,000	1,403,725
Hertz 8.875% 1/1/14		2,900,000	3,095,749
¶H-Lines Finance Holdings 11.00% 4/1/13		2,329,000	2,171,793
Horizon Lines 9.00% 11/1/12		1,250,000	1,321,875
Kansas City Southern de Mexico
9.375% 5/1/12		2,100,000	2,252,250
12.50% 6/15/12		400,000	434,000
#144A 7.625% 12/1/13		2,980,000	2,994,899
Kansas City Southern Railway 9.50% 10/1/08		1,100,000	1,157,750
‡Northwest Airlines 7.041% 4/1/22		319,814	322,412
OMI 7.625% 12/1/13		2,125,000	2,167,500
Seabulk International 9.50% 8/15/13		415,000	451,313
Stena 9.625% 12/1/12		1,825,000	1,973,281
			25,410,018
Total Corporate Bonds (cost $659,897,132)			674,043,476
Emerging Market Bonds – 0.05%
#True Move 144A 10.75% 12/16/13		850,000	841,500
Total Emerging Market Bonds (cost $839,792)			841,500

Foreign Agencies – 1.32%Δ
Austria – 0.30%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	537,000,000	4,570,616
			4,570,616
Germany – 0.87%
KFW
1.75% 3/23/10	JPY	268,000,000	2,277,657
3.50% 7/4/21	EUR	3,880,000	4,623,921
4.95% 10/14/14	CAD	1,311,000	1,145,408
8.25% 9/20/07	ISK	213,300,000	3,026,175
Rentenbank 1.375% 4/25/13	JPY	277,000,000	2,290,512
			13,363,673
Mexico – 0.10%
Pemex Project Funding Master Trust 6.625% 6/15/35	USD	1,556,000	1,550,165
			1,550,165
Ukraine – 0.05%
Exim of Ukraine 7.65% 9/7/11	USD	815,000	832,278
			832,278
Total Foreign Agencies (cost $20,929,498)			20,316,732

Municipal Bonds – 0.28%
Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)	925,000	992,118
California State 5.00% 2/1/33	80,000	83,085
California State Refunded Revenue 5.00% 2/1/33	75,000	77,713
California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)	385,000	406,402
Illinois State Taxable Pension 5.10% 6/1/33	315,000	297,974
Massachusetts Health & Education Facilities Authority Revenue Series A 5.00% 7/15/36	1,195,000	1,263,736
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	335,000	360,309
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)	445,000	476,368
Oregon State Taxable Pension 5.892% 6/1/27	305,000	315,892
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	90,000	88,803
Total Municipal Bonds (cost $4,242,105)		4,362,400

Non-Agency Asset Backed Securities – 1.59%
#Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16	118,065	114,911
Countrywide Asset-Backed Certificates
•Series 2006-4 2A2 5.50% 7/25/36	3,860,000	3,866,073
•Series 2006-11 1AF3 6.05% 9/25/46	2,365,000	2,382,534
•Series 2006-15 A3 5.689% 10/25/46	525,000	525,035
Series 2006-S3 A2 6.085% 6/25/21	1,495,000	1,505,319
•Series 2006-S7 A3 5.712% 11/25/35	3,255,000	3,237,879
•Series 2006-S9 A3 5.728% 8/25/36	2,165,000	2,149,662
Credit-Based Asset Service and Securitization
•#Series 2006-SL1 A2 144A 5.556% 9/25/36	1,415,000	1,411,384
•Series 2007-CB1 AF2 5.721% 1/25/37	1,180,000	1,179,445
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	1,845,000	1,869,081
•GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	565,000	564,639
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	1,139,840	1,118,468
MBNA Master Credit Card Trust Series 2000-D C 8.40% 9/15/09	365,000	367,056
Mid-State Trust
Series 11 A1 4.864% 7/15/38	87,601	83,840
Series 2004-1 A 6.005% 8/15/37	162,135	163,517
Series 2005-1 A 5.745% 1/15/40	877,380	870,149
#Series 2006-1 A 144A 5.787% 10/15/40	436,877	433,924
•Option One Mortgage Loan Trust Series 2005-4 A3 5.58% 11/25/35	715,000	716,786
Renaissance Home Equity Loan Trust
Series 2005-4 A2 5.399% 2/25/36	790,000	785,983
Series 2005-4 A3 5.565% 2/25/36	500,000	498,215
#Sail Net Interest Margin Notes Series 2003-10A A 144A 7.50% 10/27/33	12,766	1,149
#Sierra Receivables Funding Series 2003-2A A1 144A 3.03% 12/15/15	127,316	123,468
Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31	470,201	421,329
•Series 2005-NC1 A7 5.55% 2/25/35	85,225	85,281
Total Non-Agency Asset Backed Securities (cost $24,571,751)		24,475,127

Non-Agency Collateralized Mortgage Obligations – 9.33%
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	315,772	315,378
Series 2004-2 1A1 6.00% 3/25/34	213,087	212,821
Series 2004-10 1CB1 6.00% 11/25/34	694,814	696,078
Series 2005-3 2A1 5.50% 4/25/20	622,255	617,199
Series 2005-5 2CB1 6.00% 6/25/35	1,388,430	1,386,261
Series 2005-6 7A1 5.50% 7/25/20	1,944,376	1,927,362
Series 2005-9 5A1 5.50% 10/25/20	1,316,801	1,304,456
Bank of America Funding Series 2005-8 1A1 5.50% 1/25/36	3,926,968	3,831,250
•Bank of America Mortgage Securities
Series 2003-D 1A2 6.119% 5/25/33	3,008	3,029
Series 2005-A 1A1 4.048% 2/25/35	221,534	219,457
•Bear Stearns Adjustable Rate Mortgage Trust Series 2003-7 9A 4.773% 10/25/33	3,053,286	2,942,906
•Bear Stearns Alternative-A Trust
Series 2006-3 33A1 6.179% 5/25/36	1,844,288	1,863,488
Series 2006-3 34A1 6.186% 5/25/36	1,183,459	1,195,935
Series 2006-4 23A5 6.238% 8/25/36	1,453,327	1,468,565
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	1,604,764	1,598,743
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	2,560,911	2,556,109
•Series 2004-J7 1A2 4.673% 8/25/34	305,573	302,021
•Series 2005-63 3A1 5.895% 11/25/35	1,982,759	1,980,887
Series 2006-2CB A3 5.50% 3/25/36	1,410,948	1,411,511

tCountrywide Home Loan Mortgage Pass Through Trust
•Series 2003-21 A1 4.075% 5/25/33	191,218	188,653
Series 2005-23 A1 5.50% 11/25/35	5,197,365	5,070,682
Series 2005-29 A1 5.75% 12/25/35	2,498,650	2,462,931
Series 2006-1 A2 6.00% 3/25/36	1,488,731	1,481,752
Series 2006-1 A3 6.00% 3/25/36	421,011	416,801
•Series 2006-HYB3 3A1A 6.106% 5/20/36	1,717,105	1,727,483
•Series 2007-HYB1 4A2 5.993% 3/25/37	5,380,000	5,369,124
Credit Suisse First Boston Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	88,286	89,775
Series 2004-1 3A1 7.00% 2/25/34	29,041	29,531
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33	71,340	75,572
•Series 2004-AR5 4A1 5.707% 10/25/34	297,498	296,038
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.191% 5/25/35	1,577,309	1,547,306
#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	91,864	95,962
Series 1999-3 A 8.00% 8/19/29	180,659	189,778
Series 2005-RP1 1A3 8.00% 1/25/35	1,757,428	1,852,229
Series 2005-RP1 1A4 8.50% 1/25/35	683,498	726,896
Series 2006-RP1 1A2 7.50% 1/25/36	1,497,675	1,556,968
Series 2006-RR1 1A3 8.00% 1/25/36	582,224	613,158
GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	673,878	667,139
•Indymac Index Mortgage Loan Trust
Series 2005-AR25 1A21 5.873% 12/25/35	1,969,017	1,964,341
Series 2006-AR2 1A1A 5.54% 4/5/46	2,186,256	2,187,898
•JP Morgan Mortgage Trust
Series 2004-A6 1A2 4.863% 12/25/34	1,730,589	1,689,164
Series 2005-A4 1A1 5.405% 7/25/35	1,028,941	1,014,609
Series 2005-A6 1A2 5.147% 9/25/35	2,210,000	2,203,458
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	1,583,894	1,580,097
•MASTR Adjustable Rate Mortgages Trust
Series 2003-6 1A2 2.862% 12/25/33	125,715	127,155
Series 2005-6 7A1 5.375% 6/25/35	645,401	636,391
MASTR Alternative Loans Trust
Series 2003-6 3A1 8.00% 9/25/33	58,071	59,336
Series 2003-9 1A1 5.50% 12/25/18	305,596	302,635
Series 2005-3 7A1 6.00% 4/25/35	795,720	795,915
#MASTR Reperforming Loan Trust 144A
Series 2005-1 1A5 8.00% 8/25/34	717,949	754,941
Series 2005-2 1A4 8.00% 5/25/35	1,734,718	1,830,128
Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36	800,287	810,050
Nomura Asset Acceptance
Series 2005-WF1 2A2 4.786% 3/25/35	1,785,000	1,754,262
•Series 2006-AF1 1A2 6.159% 5/25/36	1,600,000	1,613,184
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	222,551	223,247
Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31	211,302	214,355
Series 2004-SL4 A3 6.50% 7/25/32	450,169	456,353
Series 2005-SL1 A2 6.00% 5/25/32	893,849	909,054
•Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.059% 9/25/36	1,649,583	1,659,404
•Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 5A 5.50% 12/25/34	445,045	440,579
Series 2005-3XS A2 5.57% 1/25/35	1,144,726	1,145,417
Structured Asset Securities
•Series 2002-22H 1A 6.961% 11/25/32	78,527	79,631
Series 2004-5H A2 4.43% 12/25/33	956,200	944,619
Series 2004-12H 1A 6.00% 5/25/34	552,425	551,562
Washington Mutual
Series 2003-S10 A2 5.00% 10/25/18	2,985,944	2,932,921
Series 2004-CB3 1A 6.00% 10/25/34	691,063	689,767
Series 2004-CB3 4A 6.00% 10/25/19	515,774	519,174
•Series 2006-AR7 1A 5.863% 7/25/46	901,705	903,431
•Series 2006-AR10 1A1 5.962% 9/25/36	1,690,201	1,699,041
•Series 2006-AR14 2A1 5.775% 11/25/36	11,423,031	11,385,892
tWashington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35	437,313	435,263
Series 2005-1 6A2 6.50% 3/25/35	89,044	89,796

Series 2005-9 3CB 5.50% 10/25/20		1,807,988	1,797,653
Series 2006-2 2CB 6.50% 3/25/36		997,858	1,008,473
Series 2006-5 2CB3 6.00% 7/25/36		1,613,150	1,628,696
Series 2006-5 LB1 6.00% 7/25/36		750,766	742,397
•Series 2006-AR5 3A 5.823 7/25/46		1,159,624	1,163,791
Wells Fargo Mortgage Backed Securities Trust
•Series 2004-O A1 4.891% 8/25/34		12,600,846	12,300,989
•Series 2004-T A1 4.382% 9/25/34		922,565	923,576
Series 2005-12 1A7 5.50% 11/25/35		2,208,873	2,143,298
Series 2005-17 1A1 5.50% 1/25/36		1,823,898	1,779,442
Series 2005-17 1A2 5.50% 1/25/36		1,729,396	1,678,055
Series 2006-1 A3 5.00% 3/25/21		1,794,133	1,744,234
Series 2006-2 3A1 5.75% 3/25/36		1,879,496	1,852,497
Series 2006-4 2A3 5.75% 4/25/36		775,734	760,500
•Series 2006-AR4 1A1 5.865% 4/25/36		2,623,601	2,619,710
•Series 2006-AR4 2A1 5.784% 4/25/36		1,754,728	1,749,376
•Series 2006-AR5 2A1 5.536% 4/25/36		681,792	679,335
•Series 2006-AR6 7A1 5.11% 3/25/36		3,606,405	3,525,494
•Series 2006-AR10 5A1 5.604% 7/25/36		1,545,912	1,542,639
•Series 2006-AR14 2A4 6.119% 10/25/36		1,285,756	1,293,427
•Series 2006-AR18 2A2 5.744% 11/25/36		3,801,966	3,787,904
•Series 2006-AR19 A1 5.686% 12/25/36		4,464,458	4,427,470
Total Non-Agency Collateralized Mortgage Obligations (cost $144,715,941)			144,043,260

Regional Agencies – 2.14% Δ
Australia – 2.14%
New South Wales Treasury
5.50% 8/1/14	AUD	32,058,000	23,827,009
5.50% 3/1/17	AUD	8,200,000	6,042,135
6.00% 5/1/12	AUD	4,202,000	3,216,750
Total Regional Agencies (cost $32,980,712)			33,085,894

Regional Authorities – 0.23% Δ
Canada – 0.23%
Ontario Province
1.875% 1/25/10	JPY	134,000,000	1,141,271
4.50% 3/8/15	CAD	1,387,000	1,185,190
5.375% 12/2/12	CAD	1,337,000	1,199,336
Total Regional Authorities (cost $3,663,622)			3,525,797

«Senior Secured Loans – 2.44%
@•Avis Budget Car Rental/Finance 6.35% 4/19/12	USD	509,964	509,964
@•AWAS Capital
2nd Lien 11.00% 3/21/13		2,124,502	2,156,369
Tranche A 6.75% 3/21/13		411,735	409,676
•Ford Motor 8.36% 11/29/13		5,850,000	5,937,749
•General Motors 7.745% 11/29/13		2,950,000	2,994,250
@•Georgia Pacific Loan Tranche B 6.657% 12/20/12		3,960,000	4,004,550
•HCA Tranche B 8.086% 11/17/13		3,000,000	3,022,500
@•Healthsouth 8.15% 3/10/13		4,077,006	4,122,873
•Idearc 7.32% 11/17/14		1,300,000	1,311,375
•Lyondell Chemical 7.11% 8/16/13		2,394,000	2,414,948
•Talecris Biotherapeutics 13.50% 12/6/14		1,775,000	1,786,094
@•United Airlines Bank Loan Tranche B
8.649% 2/1/12		3,532,250	3,558,742
9.188% 2/1/12		124,375	125,308
@•Visteon 8.18% 6/13/13		900,000	905,067
•Wind Acquisition PIK 12.54% 12/7/11		2,400,000	2,484,000
@Windstream Term Loan B 7.26% 7/17/13		1,890,000	1,906,538
Total Senior Secured Loans (cost $37,293,762)			37,650,003

Sovereign Agencies – 0.67% Δ
France – 0.01%
Caisse d'Amortissement de la Dette Sociale 3.625% 4/25/16	EUR	198,000	247,266
			247,266
Japan – 0.50%
Development Bank of Japan 1.70% 9/20/22	JPY	561,000,000	4,373,930
Japan Finance Corporation for Municipal Enterprises 2.00% 5/9/16	JPY	390,000,000	3,333,992
			7,707,922
Norway – 0.16%
Kommunalbanken 4.25% 10/24/11	NOK	15,530,000	2,432,994

			2,432,994
Total Sovereign Agencies (cost $10,908,418)			10,388,182

Sovereign Debt – 13.50% Δ
Argentina – 0.29%
Republic of Argentina
•5.59% 8/3/12	USD	3,137,000	2,236,681
8.28% 12/31/33	USD	1,974,679	2,270,880
			4,507,561
Austria – 0.40%
Republic of Austria
5.25% 1/4/11	EUR	1,875,000	2,551,119
#144A 4.00% 9/15/16	EUR	2,774,000	3,578,717
			6,129,836
Brazil – 1.32%
Federal Republic of Brazil
6.00% 1/17/17	USD	1,055,000	1,033,373
8.75% 2/4/25	USD	1,671,000	2,055,329
11.00% 8/17/40	USD	95,000	125,234
12.50% 1/5/16	BRL	1,100,000	591,676
12.50% 1/5/22	BRL	30,820,000	16,577,693
			20,383,305
Colombia – 1.29%
Republic of Colombia
7.375% 1/27/17	USD	1,705,000	1,825,203
7.375% 9/18/37	USD	3,625,000	3,851,563
12.00% 10/22/15	COP	27,637,000,000	14,210,722
			19,887,488
Dominican Republic – 0.04%
#Dominican Republic 144A 8.625% 4/20/27	USD	568,000	651,780
			651,780
El Salvador – 0.09%
Republic of El Salvador 7.65% 6/15/35	USD	1,180,000	1,325,730
			1,325,730
France – 0.85%
France Government O.A.T
4.00% 10/25/38	EUR	2,300,000	2,868,039
4.00% 4/25/55	EUR	6,273,000	7,837,367
French Treasury Note 2.75% 3/12/08	EUR	1,874,000	2,410,779
			13,116,185
Germany – 0.82%
Deutschland Republic
4.75% 7/4/08	EUR	2,846,000	3,747,384
5.00% 1/4/12	EUR	870,000	1,181,420
6.25% 1/4/24	EUR	3,978,000	6,458,930
Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	1,003,118	1,252,288
			12,640,022
Indonesia – 0.12%
#Republic of Indonesia 144A 6.875% 3/9/17	USD	1,831,000	1,922,550
			1,922,550
Japan – 2.44%
Japan Government
2 yr Bond 0.70% 9/15/08	JPY	894,150,000	7,413,935
5 yr Bond 1.50% 6/20/11	JPY	931,500,000	7,852,350
10 yr Bond 1.90% 6/20/16	JPY	1,407,250,000	11,898,436
20 yr Bond 2.30% 6/20/26	JPY	864,700,000	7,363,381
Japanese Government CPI Linked Bond 0.80% 3/10/16	JPY	397,388,200	3,182,398
			37,710,500
Malaysia – 0.36%
Malaysian Government
3.756% 4/28/11	MYR	11,008,000	3,144,021
7.00% 3/15/09	MYR	7,752,000	2,362,687
			5,506,708
Mexico – 0.82%
Mexican Bonos
8.00% 12/17/15	MXN	65,435,000	5,975,811
9.00% 12/20/12	MXN	55,733,000	5,343,878
Mexican Government 5.625% 1/15/17	USD	1,410,000	1,395,195
			12,714,884

Norway – 0.80%
Norwegian Government
5.00% 5/15/15	NOK	45,948,000	7,563,237
6.50% 5/15/13	NOK	27,225,000	4,806,845
			12,370,082
Panama – 0.07%
Republic of Panama 7.25% 3/15/15	USD	1,005,000	1,080,375
			1,080,375
Philippines – 0.30%
Republic of Philippines
8.25% 1/15/14	USD	1,965,000	2,205,713
#144A 8.75% 10/7/16	USD	2,020,000	2,373,500
			4,579,213
Poland – 0.47%
Poland Government
6.00% 11/24/10	PLN	13,823,000	4,807,635
6.25% 10/24/15	PLN	6,629,000	2,384,862
			7,192,497
Republic of Korea – 0.22%
Government of South Korea 4.25% 12/7/21	EUR	2,785,000	3,452,041
			3,452,041
Sweden – 0.37%
Sweden Government 5.50% 10/8/12	SEK	37,105,000	5,731,254
			5,731,254
Turkey – 0.50%
Republic of Turkey
6.875% 3/17/36	USD	1,130,000	1,074,913
7.00% 9/26/16	USD	3,775,000	3,836,343
7.375% 2/5/25	USD	2,775,000	2,844,375
			7,755,631
United Kingdom – 1.71%
U.K. Treasury
4.25% 3/7/11	GBP	6,130,000	11,569,968
4.75% 9/7/15	GBP	940,000	1,809,138
4.75% 3/7/20	GBP	2,469,000	4,806,759
5.00% 3/7/12	GBP	583,000	1,132,987
5.00% 9/7/14	GBP	1,080,000	2,108,178
8.00% 6/7/21	GBP	975,000	2,532,396
9.00% 7/12/11	GBP	1,061,000	2,384,291
			26,343,717
Uruguay – 0.06%
Republic of Uruguay 7.625% 3/21/36	USD	851,000	916,953
			916,953
Venezuela – 0.16%
Venezuela Government 6.00% 12/9/20	USD	2,796,000	2,498,925
			2,498,925
Total Sovereign Debt (cost $205,736,421)			208,417,237

Supranational Banks – 1.34%
Asia Development Bank 0.50% 10/9/12	AUD	2,972,000	1,674,312
European Investment Bank
1.40% 6/20/17	JPY	838,800,000	6,778,776
4.25% 12/7/10	GBP	2,266,000	4,244,923
Inter-American Development Bank 1.90% 7/8/09	JPY	809,000,000	6,877,046
^International Bank for Reconstruction & Development 7.076% 8/20/07	NZD	1,775,000	1,174,309
Total Supranational Banks (cost $20,905,168)			20,749,366
U.S. Treasury Obligations – 5.10%
U.S. Treasury Bonds 4.50% 2/15/36	USD	5,340,000	4,992,905
U.S. Treasury Inflation Index Notes
2.00% 1/15/26		3,396,112	3,185,845
2.375% 4/15/11		969,545	967,235
2.375% 1/15/27		1,154,111	1,148,476
2.50% 7/15/16		1,267,271	1,279,499
¥3.00% 7/15/12		1,115,136	1,150,333
3.625% 1/15/08		19,963,197	20,162,849
U.S. Treasury Notes
4.50% 9/30/11		45,000	44,402
4.625% 12/31/11		9,405,000	9,324,916
4.625% 11/15/16		18,623,000	18,340,751

4.75% 12/31/08		8,200,000	8,175,662
¥4.875% 8/15/16		9,869,000	9,901,391
Total U.S. Treasury Obligations (cost $78,946,217)			78,674,264
		Number of
		Shares
Common Stock – 0.11%
†Charter Communications Class A		37,300	130,550
†Foster Wheeler		5,946	317,933
†Mirant		31,752	1,085,284
†Petrojarl ADR		2,385	27,798
†Petroleum Geo-Services ADR		7,155	168,786
Total Common Stock (cost $831,768)			1,730,351

Preferred Stock – 0.10%
Freddie Mac 5.57%		48,300	1,207,500
Nexen 7.35%		11,800	300,074
Total Preferred Stock (cost $1,507,430)			1,507,574

Warrants – 0.13%
†Argentina GDP Linked, expiration date 12/15/35		14,069,000	1,931,674
†#Solutia144A, exercise price $7.59, expiration date 7/15/09		147	0
Total Warrants (cost $1,278,665)			1,931,674

		Principal
		Amount
Repurchase Agreements – 6.93%
With BNP Paribas 5.21% 2/1/07
(dated 1/31/07, to be repurchased at $53,079,681,
collateralized by $16,534,000 U.S. Treasury Notes 3.50%
due 8/15/09, market value $16,250,587, $36,000,000
U.S. Treasury Notes 6.00% due 8/15/09,
market value $37,914,230)	USD	53,072,000	53,072,000

With Cantor Fitzgerald 5.19% 2/1/07
(dated 1/31/07, to be repurchased at $15,411,221,
collateralized by $13,714,000 U.S. Treasury Bills
due 5/24/07, market value $13,504,625, $2,266,000
U.S. Treasury Bills due 7/12/07, market value $2,215,749)		15,409,000	15,409,000

With UBS Warburg 5.21% 2/1/07
(dated 1/31/07, to be repurchased at $38,528,575,
collateralized by $40,044,000 U.S. Treasury Notes 3.50%
due 8/15/09, market value $39,352,615)		38,523,000	38,523,000
Total Repurchase Agreements (cost $107,004,000)			107,004,000

Total Value of Securities – 100.57%
(cost $1,537,250,770)			1,552,858,086
Liabilities Net of Receivables and Other Assets (See Notes) – (0.57%)			(8,828,988)
Net Assets Applicable to 176,578,701 Shares Outstanding – 100.00%			$1,544,029,098

°Principal amount shown is stated in the currency in which each security is denominated.
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
ISK – Iceland Krona
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2007, the aggregate amount of Rule 144A securities equaled $224,823,164, which represented 14.56% of the Fund’s net assets. See Note 6 in "Notes."
†Non-income producing security for the period ended January 31, 2007.
‡Non-income producing security. Security is currently in default.
µSecurity is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets.
The date listed is the estimate of when proceedings will be finalized.
¥Fully or partially pledged as collateral for financial futures contracts.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At January 31, 2007, the aggregate amount of fair valued securities equaled $515,284, which represented 0.03% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At January 31, 2007, the aggregate amount of illiquid securities equaled $19,392,897, which represented 1.26% of the Fund’s net assets. See Note 6 in “Notes.”
•Variable rate security. The rate shown is the rate as of January 31, 2007.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¶Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
ΔSecurities have been classified by country of origin.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:

ADR – American Depositary Receipts
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CBO – Collateralized Bond Obligation
CPI – Consumer Price Index
CPN – Coupon
FGIC – Insured by the Federal Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FSA – Insured by Financial Security Assurance
GDP – Gross Domestic Product
GNMA – Government National Mortgage Association
GMAC – General Motors Acceptance Corporation
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MBIA – Insured by the Municipal Bond Insurance Association
O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)
PIK – Pay-In-Kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at January 31, 2007:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(38,570,000)	USD	30,142,142	2/22/07	$206,243
CAD	2,168,841	AUD	(2,404,000)	2/22/07	(21,935)
CAD	3,010,184	NOK	(16,466,600)	2/22/07	(53,481)
CAD	1,349,370	NZD	(1,692,000)	2/22/07	(17,219)
EUR	6,737,341	GBP	(4,525,000)	2/22/07	(99,661)
EUR	(910,000)	ISK	85,631,000	2/22/07	59,966
EUR	2,141,511	TRY	(3,985,000)	2/22/07	(19,204)
EUR	(21,301,350)	USD	27,719,849	2/22/07	(69,394)
EUR	(3,247,700)	USD	4,215,110	3/9/07	(24,654)
GBP	(3,350,000)	USD	6,475,584	2/22/07	(105,234)
ISK	2,216,572	USD	(30,511)	2/2/07	1,942
JPY	(230,453,650)	EUR	1,456,780	2/22/07	(14,431)
JPY	(879,445,000)	USD	7,432,202	2/22/07	124,443
NOK	14,844,030	AUD	(3,000,000)	2/22/07	52,170
NOK	52,018,300	USD	(8,092,833)	2/22/07	251,324
PLN	7,663,656	EUR	(1,950,000)	2/22/07	16,762
SEK	17,381,497	EUR	(1,923,000)	2/22/07	(4,760)
ZAR	11,852,660	USD	(1,638,124)	2/22/07	(392)
					$ 282,485

Futures Contracts2

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
304 U.S. Treasury 2 year Notes	$ 62,430,922	$ 61,892,500	3/30/07	$(538,422)
2,233 U.S. Treasury 5 year Notes	233,775,806	233,418,281	3/30/07	(357,525)
18 U.S. Treasury 10 year Notes	1,956,333	1,921,500	3/30/07	(34,833)
(62) U.S. Treasury long Bond	(7,035,432)	(6,827,750)	3/30/07	207,682
				$(723,098)

Swap Contracts3

Total Return Swap Contracts

			Unrealized
Notional Amount	Expiration Date	Description	Appreciation
$7,505,000	2/1/07	Agreement with Goldman Sachs to receive the notional amount multiplied by the return on the Lehman Brothers Commercial MBS Index AAA and to pay the notional amount multiplied by the 1 month BBA LIBOR adjusted by a spread of plus 0.05%.	$38,480

Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Appreciation
Protection Purchased:
Goldman Sachs
CDS IndexCo ABX
Home Equity BBB Index	$16,000,000	1.54%	7/25/45	$ 422,350
Goldman Sachs
CDS IndexCo ABX
Home Equity BBB-Index	21,000,000	2.67%	7/25/45	987,917
Goldman Sachs
CDS IndexCo ABX
Home Equity BBB-Index	9,000,000	2.42%	5/25/46	686,175
				$2,096,442

The use of foreign currency and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes
1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Delaware Group Adviser Funds – Delaware Diversified Income Fund (the “Fund”).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2007, the cost of investments and gross unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,539,342,726
Aggregate unrealized appreciation	27,133,406
Aggregate unrealized depreciation	(13,618,046)
Net unrealized appreciation	$13,515,360

For federal income tax purposes, at October 31, 2006, capital loss carryforwards of $9,537,095 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,578,031 expires in 2008, $2,131,045 expires in 2009, and $4,828,019 expires in 2014.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Swap Contracts
The Fund may enter into total return swap contracts in accordance with its investment objectives. A swap is a contract to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation; the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

Because there is no organized market for these swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts on the Schedule of Investments.

The Fund may also enter into credit default swap ("CDS") contracts in accordance with its investment objectives. A CDS contract is a risk-transfer instrument through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined in the CDS contract), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended January 31, 2007, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the contract. For the period ended January 31, 2007, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware U.S. Growth Fund

January 31, 2007

	Number of
	Shares	Value
Common Stock – 99.37%
Basic Industry/Capital Goods – 3.59%
Praxair	460,000	$29,007,600
		29,007,600
Business Services – 16.82%
Expeditors International Washington	630,000	26,894,700
Moody's	400,000	28,624,000
Paychex	715,000	28,607,150
†Research in Motion	150,000	19,167,000
United Parcel Service Class B	450,000	32,526,000
		135,818,850
Consumer Non-Durables – 15.18%
Procter & Gamble	510,000	33,083,700
Staples	1,250,000	32,150,000
Wal-Mart Stores	520,000	24,798,800
Walgreen	720,000	32,616,000
		122,648,500
Consumer Services – 16.58%
†eBay	1,115,000	36,114,850
International Game Technology	600,000	26,076,000
†MGM MIRAGE	451,000	31,556,470
Weight Watchers International	400,000	21,612,000
Western Union	830,000	18,542,200
		133,901,520
Financials – 9.28%
Chicago Mercantile Exchange Holdings Class A	60,000	33,798,000
†IntercontinentalExchange	315,000	41,123,250
		74,921,250
Health Care – 17.24%
Allergan	280,000	32,678,800
†Genentech	440,000	38,442,800
UnitedHealth Group	700,000	36,582,000
†Zimmer Holdings	375,000	31,582,500
		139,286,100
Technology – 20.68%
†Google Class A	70,000	35,091,000
†Intuit	1,010,000	31,764,500
QUALCOMM	1,050,000	39,543,000
†SanDisk	650,000	26,130,000
Seagate Technology	1,275,000	34,539,750
		167,068,250
Total Common Stock (cost $688,903,087)		802,652,070

	Principal
	Amount
Repurchase Agreements – 0.99%
With BNP Paribas 5.21% 2/1/07
(dated 1/31/07, to be repurchased at $3,946,571,
collateralized by $1,229,000 U.S. Treasury Notes 3.50%
due 8/15/09, market value $1,208,421 and $2,677,000
U.S. Treasury Notes 6.00% due 8/15/09,
market value $2,819,367)	$3,946,000	3,946,000

With Cantor Fitzgerald 5.19% 2/1/07
(dated 1/31/07, to be repurchased at $1,146,165,
collateralized by $1,020,000 U.S. Treasury Bills
due 5/24/07, market value $1,004,227 and $168,000
U.S. Treasury Bills due 7/12/07, market value $164,767)	1,146,000	1,146,000

With UBS Warburg 5.21% 2/1/07
(dated 1/31/07, to be repurchased at $2,865,415,
collateralized by $2,978,000 U.S. Treasury Notes
3.50% due 8/15/09, market value $2,926,328)	2,865,000	2,865,000
Total Repurchase Agreements (cost $7,957,000)		7,957,000

Total Value of Securities – 100.36%
(cost $696,860,087)		810,609,070
Liabilities Net of Receivables and Other Assets (See Notes) – (0.36%)		(2,899,771)
Net Assets Applicable to 55,858,832 Shares Outstanding – 100.00%		$807,709,299

†Non-income producing security for the period ended January 31, 2007.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Advisor Funds - Delaware U.S. Growth Fund (the “Fund”).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments

At January 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$697,112,933
Aggregate unrealized appreciation	$117,413,744
Aggregate unrealized depreciation	(3,917,607)
Net unrealized appreciation	$113,496,137

For federal income tax purposes, at October 31, 2006, capital loss carryforwards of $93,211,996 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $27,149,194 expires in 2009, $28,063,955 expires in 2010, $18,785,096 expires in 2011 and $19,213,751 expires in 2014.

3. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At January 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     Management has made changes that have materially affected, or are reasonably like to materially affect, registrant's internal controls over financial reporting. To seek to increase the controls’ effectiveness, these changes provide for enhanced review of contracts relating to complex transactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant’s independent public accountants in connection with such reviews.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a -2(a)), exactly as set forth below: